UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 5, 2005

Gables Residential Trust

(Exact name of registrant as specified in charter)

Maryland	001-12590	58-2077868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton,  FL 33431
(Address of Principal Executive Offices)  (Zip Code)

(561) 997-9700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On January 5, 2005, Dr. Mike E. Miles informed Gables Residential Trust (the "Company") that he has decided to step down from the Board of Trustees of the Company in order to avoid any actual or perceived conflicts of interest as a result of the growth of his real estate investment platform through Guggenheim Real Estate. Dr. Miles' resignation is effective immediately. The Company intends to immediately start a search to fill the vacant board seat.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.	Description
99.1 99.2	Press release of the Company, dated January 5, 2005. Resignation letter of Dr. Mike E. Miles, dated January 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GABLES RESIDENTIAL TRUST

Date:  January 6, 2005                                     By:    /s/ Marvin R. Banks, Jr.
Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Press release of the Company, dated January 5, 2005. Resignation letter of Dr. Mike E. Miles, dated January 5, 2005.